AXIS Capital John Charman CEO & President September 3, 2008 Keefe, Bruyette & Woods 2008 Insurance Conference Exhibit 99.1

Safe Harbor Disclosure
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the
U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the
United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,”
“intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to hurricanes and other catastrophes, our expectations regarding pricing and other market conditions, our growth prospects, the amount of our acquisition costs, the amount of our net losses and loss reserves, the projected amount of our capital expenditures, management of interest rate and foreign currency risks, valuations of potential interest rate shifts and foreign currency rate changes and measurements of potential losses in fair market values of our investment portfolio.  Forward-looking statements only reflect our expectations and are not guarantees of performance.  These statements involve risks, uncertainties and assumptions. Actual events or results may differ materially from our expectations. Important factors that could cause actual events or results to be materially different from our expectations include (1) the occurrence of natural and man-made disasters,
(2) actual claims exceeding our loss reserves, (3) the failure of any of the loss limitation methods we employ,
(4) the effects of emerging claims and coverage issues, (5) the failure of our cedants to adequately evaluate risks, (6) the loss of one or more key executives, (7) a decline in our ratings with rating agencies, (8) loss of business provided to us by our major brokers, (9) changes in accounting policies or practices, (10) changes in governmental regulations, (11) increased competition, (12) changes in the political environment of certain countries in which we operate or underwrite business, (13) interest rate and/or currency value fluctuations,
(14) general economic conditions and (15) other matters that can be found in our filings with the Securities and
Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Cautionary Statement Regarding Forward-looking Statements

Well-diversified leader in the global wholesale P&C markets
Established global insurance and reinsurance platforms
Well-diversified mix of specialty and niche businesses
Geographic diversification globally
Disciplined and proven underwriter
Proven steward of capital (generated profitability in every year-since inception in 2001)
Conservative reserving practices
Well-managed exposure
Platform built to execute in all phases of (re)insurance cycle
Strong balance sheet with solid financial performance
Conservative balance sheet with total assets of $15.6 billion and total capitalization of $5.8 billion
High-quality, conservative investment portfolio
Ratings of A (S&P - positive), A2 (Moody’s - stable) and A (AM Best -
stable)
17% compound annual growth in diluted book value and accumulated dividends since 2002
Experienced management team with significant stock ownership
Investment Highlights

AXIS Insurance
GPW and Combined Ratio Since Inception
0
300
600
900
1,200
1,500
1,800
2,100
2002 2003 2004 2005 2006 2007 LTM
6/30/2008
($ in millions)
$794
$1,607
$1,920
Property
Marine
Terrorism
Aviation &
Aerospace
$1,875
$2,070
Political
Risk
Professional
Lines
Casualty
Accident
& Health
$2,039
Focus on underwriting profitability
62%
68%
81%
93%
72%
69%
72%
Combined Ratio
$1,980

AXIS Re
GPW and Combined Ratio Since Inception
0
300
600
900
1,200
1,500
1,800
2002 2003 2004 2005 2006 2007 LTM
6/30/2008
($ in millions)
$667
$1,093
$1,519
(1)
$1,539
Catastrophe Property Professional Lines Credit & Bond
Motor Liability Engineering/Other
$314
(1)  Includes KRW reinstatement premiums of $88 million.
$1,551
Focus on underwriting profitability
76%
76%
78%
106%
85%
66%
62%
Combined Ratio
$1,486
$314

Quality, Sustainability and Profitability
27.7%
22.5%
23.0%
21.5%
24.4% 25.2%
26.3%
42.7%
51.1%
61.4%
80.3%
52.9%
50.1%
54.8%
0%
25%
50%
75%
100%
2002 2003 2004 2005 2006 2007 2008 YTD
19.9%
24.6%
26.7%
2.9%
16.3%
22.3%
14.7%
0%
10%
20%
30%
2002 2003 2004 2005 2006 2007 2008 YTD
$1,055.2
$925.8
$90.1
$495.0
$532.4
$265.1
$0
$250
$500
$750
$1,000
$1,250
2002 2003 2004 2005 2006 2007 LTM
6/30/2008
($ in millions)
70.4%
73.6%
84.4%
101.8%
77.3%
Total Expense Ratio
Loss Ratio
AVERAGE=
81%
AVERAGE=
18%
Return on Average Common Equity Net Income
Combined Ratio
75.3%
81.2%
$1,045.1

Favorable Reserve Development since Inception
27.7
106.8
268.7
167.5
214.0
100.7
28.1
74.9
114.3
49.0
123.0
74.2
$0
$100
$200
$300
$400
2003 2004 2005 2006 2007 2008 YTD
($ in millions)
Reinsurance Insurance
$55.8
$181.7
$383.0
$216.5
$322 excluding
adverse KRW
development of
$105
$337.0
We mitigate reserve risk by limiting overall exposure to long-tail business, integrating third-party actuarial input into our prudent reserving practices and utilizing institutional knowledge from participation in both insurance and reinsurance markets
$174.9

Strong Net Reserve Position
$399
$48
$65
$361
$260
$84
$572
$290
$627
$429
$537
$558
$0
$400
$800
$1,200
Property and
Other
Liability Professional
Lines
Cat, Property &
other
Credit & Bond,
Motor & Liability
Professional
Lines
Net Case Reserves Net IBNR Reserve
($ in millions)
AXIS Insurance
Net IBNR Reserves = $1,489
Total Net Reserves = $2,001
AXIS Re
Net IBNR Reserves = $1,524
Total Net Reserves = $2,229
$971
$338
$692
$790
$797
$643
Note:  Information as of December 31, 2007

Modest Financial Leverage = Financial Flexibility
1,961
2,817
3,238
3,012
3,913
4,659
4,763
250
250
250
250
250
250
250
250
499
499
499
499
499
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2002 2003 2004 2005 2006 2007 6/30/2008
($ in millions)
$2,817
$3,737
$4,011
$4,912
Common
Equity
Series A
Preferred Equity
Series B
Preferred Equity
Debt
$1,961
$5,658
Capitalization Ratios
Debt / Total Capital                 8.7%
Debt + Preferred / Total Capital  17.3%
$5,762

Driving Shareholder Value Creation
Diluted Book Value Per Share (1)
(1) Calculated using the treasury stock method.
Accumulated Dividends Paid
Diluted book value per share + Accumulated dividends
2002 – Q2 08 Average ROACE = 18%
Diluted book value per share plus accumulated dividends have grown at an annualized rate of 17.0%
from 2002 through June 30, 2008
First half 2008 share repurchases of $175 M
$13.90
$16.81
$19.81 $19.43
$25.14
$31.14
’02-Q2 08 CAGR =
17.0%
$33.02
$30.30
$28.79
$23.45
$18.34
$19.29
$16.74
$13.90
$0.00
$7.00
$14.00
$21.00
$28.00
$35.00
2002 2003 2004 2005 2006 2007 Q2 08